Exhibit 10.20

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT dated as of November 21, 2005 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among PLIANT CORPORATION, a Utah corporation (the “Parent Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Parent Borrower and the Domestic Subsidiary Borrowers (as defined in the Prior Credit Agreement described below) are parties to that certain Credit Agreement dated as of February 17, 2004 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prior Credit Agreement”) among the Parent Borrower, Uniplast Industries Co., a Nova Scotia corporation (the “Canadian Subsidiary Borrower”), certain Domestic Subsidiary Borrowers party thereto, the Lenders party thereto (the “Prior Lenders”), Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent and Documentation Agent (the “Prior Administrative Agent”), Deutsche Bank Trust Company Americas, as Collateral Agent (the “Prior Collateral Agent”), General Electric Capital Corporation, as Co-Collateral Agent, and JPMorgan Chase Bank, as Syndication Agent; and

WHEREAS, in connection with the Prior Credit Agreement, the Parent Borrower executed and delivered one or more Mortgages in favor of the Prior Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Mortgages”) to secure the payment and performance of all obligations of the Loan Parties (as defined in the Prior Credit Agreement) under the Prior Credit Agreement and the other Loan Documents (as defined in the Prior Credit Agreement); and

WHEREAS, prior to the execution of this Agreement, the Prior Collateral Agent resigned as “Collateral Agent” under the Prior Credit Agreement, the Security Documents (as defined in the Prior Credit Agreement) and the other Loan Documents (as defined in the Prior Credit Agreement) and the Collateral Agent succeeded the Prior Collateral Agent as the “Collateral Agent” thereunder, all pursuant to that certain Consent and Amendment dated as of March 8, 2004 by and among the Prior Administrative Agent, the Prior Collateral Agent, the Collateral Agent, Deutsche Bank Trust Company Americas, as replaced Issuing Bank, LaSalle Business Credit, LLC, as replacement Issuing Bank, the Borrowers and the Prior Lenders; and

WHEREAS, the parties wish to amend and restate the Prior Credit Agreement in the form of that certain Amended and Restated Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the Canadian Subsidiary Borrower, the Domestic Subsidiary Borrowers party thereto, the Lenders Party thereto, Morgan Stanley Senior Funding, Inc., as Domestic B Agent, the Collateral Agent and General Electric Capital Corporation, as Domestic A Agent and Administrative Agent.

ACCORDINGLY, in connection with the amendment and restatement of the Prior Credit Agreement, the parties hereto agree as follows:

1.             The Parent Borrower acknowledges that the Mortgages have been assigned to the Collateral Agent. The Mortgages executed by the Parent Borrower and the security interests created thereby given in favor of the Prior Collateral Agent in connection with the Prior Credit Agreement are, and shall remain, outstanding and in full force and effect without interruption or impairment of any kind, and shall secure and guarantee, and shall continue to secure and guarantee, the Obligations (as defined in the Credit Agreement) and all other obligations expressed to be secured by the Mortgages to which the Parent Borrower is a party.

2.             All Liens (as defined in the Prior Credit Agreement) created or evidenced by the Mortgages are hereby ratified, confirmed and continued.

3.             The Parent Borrower hereby acknowledges (i) that all references to the “Credit Agreement” contained in any of the Mortgages and other agreements to which it is a party shall be references to the Credit Agreement as defined herein, (ii) that all references to the “Administrative Agent” shall be references to the Administrative Agent as defined herein and (iii) that all references to the “Collateral Agent” shall be references to the Collateral Agent as defined herein.

4.             This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which taken together shall constitute one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be effective as a manually executed counterpart hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PARENT BORROWER:	PLIANT CORPORATION

By:
Name:
Title:

COLLATERAL AGENT:	GENERAL ELECTRIC CAPITAL
CORPORATION, as Collateral Agent

By:
Name:
Title:

REAFFIRMATION AGREEMENT